Exhibit 99.2

Flagstone Reinsurance Holdings, S.A.

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2010

Flagstone Reinsurance Holdings, S.A.
37 Val St André, L-1128
Luxembourg
Grand Duchy of Luxembourg

Contact Information:
Brenton Slade
Chief Marketing Officer
+352 2 735 1515

Website Information:
www.flagstonere.com

This report is for informational purposes only.  It should be read in conjunction with the documents that we file with the Securities and Exchange Commission ("SEC")
pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

			Page(s)
Basis of Presentation			1
Cautionary Statement Regarding Forward-Looking Statements			2
Regulation G - Non-GAAP Financial Measures			3
I.	Financial Highlights		4
II.	Income Statements
	a.	Consolidated Statements of Income - Quarterly	5
	b.	Segment Reporting	6
	c.	Gross Premiums Written by Line of Business and Geographic Area of Risk	7
III.	Consolidated Balance Sheets		8
IV.	Investment Portfolio Composition		9
V.	Loss Reserve - Paid to Incurred Analysis		10
VI.	Share Analysis
	a.	Capitalization	11
	b.	Earnings Per Common Share Information - As Reported	12
	c.	Basic and Diluted Book Value Per Common Share Analysis	13
VII.	Mont Fort Consolidation
	a.	Balance Sheet Consolidation	14
	b.	Income Statement Consolidation	15
VIII.	Non-GAAP Financial Measure Reconciliation		16

FLAGSTONE REINSURANCE HOLDINGS, S.A.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for share amounts, per share amounts and percentages.

•
The debt to capitalization ratio is an indication of the Company’s leverage.  It is calculated by dividing the Company’s long term debt by the total capital.  Total capital represents the sum of Flagstone shareholders’ equity plus long term debt.

•	N/A - means not applicable.

•
In presenting the Company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.  However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.  The reconciliation of such non-GAAP financial measures to their respective most directly comparable U.S. GAAP financial measures in accordance with Regulation G is included in this financial supplement.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

Cautionary Statement Regarding Forward-Looking Statements

This report may contain, and the Company may from time to time make, written or oral “forward-looking statements” within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. In particular, statements using words such as  “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”, or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts in which the deposit premium is not specified; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, and our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; our exposure to many different counterparties in the financial service industry, and the related credit risk of counterparty default; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the insurance and reinsurance industries; declining demand due to increased retentions by cedents and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which are subject to significant uncertainties and speak only as of the date on which they are made.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
REGULATION G
NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.   However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

BASIC BOOK VALUE PER COMMON SHARE

Basic book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER COMMON SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share.  Diluted book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, performance share units and restricted share units.  When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share.  The warrant was anti-dilutive and was excluded from the calculation of diluted book value per common share for all periods presented.

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY

Annualized net operating return on average Flagstone shareholders’ equity is defined as net operating income (net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) – other and net foreign exchange losses (gains)) divided by average Flagstone shareholders’ equity (the sum of opening and closing Flagstone shareholders’ equity divided by two). The result is then annualized (a statistical technique whereby figures covering a period of less than one year are extended to cover a 12 month period).

DILUTED NET OPERATING INCOME PER COMMON SHARE

Diluted net operating income per common share is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) – other and net foreign exchange losses (gains) divided by diluted weighted average common shares outstanding.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
FINANCIAL HIGHLIGHTS (Unaudited)

HIGHLIGHTS	Three months ended December 31,		Years ended December 31,
	2010	2009	2010	2009

Gross premiums written	$142,388	$123,707	$1,097,850	$988,491
Net premiums written	$106,855	$102,877	$883,854	$792,469
Net premiums earned	$204,496	$203,127	$852,084	$758,455
Net investment income	$8,490	$8,859	$31,482	$28,531
Net income attributable to Flagstone	$15,050	$71,505	$97,084	$242,192
Net operating income (1)	$4,973	$58,432	$43,593	$194,502
Comprehensive income attributable to Flagstone	$15,191	$71,861	$97,882	$243,487
Cash flow from operating activities	$59,654	$78,288	$292,534	$338,449
Loss and loss adjustment expense reserves	$721,314	$480,660	$721,314	$480,660
Flagstone shareholders’ equity	$1,134,733	$1,211,018	$1,134,733	$1,211,018

PER COMMON SHARE AND COMMON SHARE DATA
Net income attributable to Flagstone per common share - Basic	$0.20	$0.86	$1.23	$2.87
Net income attributable to Flagstone per common share - Diluted	$0.20	$0.86	$1.23	$2.87
Diluted net operating income per common share (1)	$0.07	$0.70	$0.55	$2.30
Weighted average common shares outstanding - Basic	75,050,491	83,071,505	78,656,688	84,279,777
Weighted average common shares outstanding - Diluted	75,249,804	83,294,463	78,880,590	84,503,792
Basic book value per common share	$16.48	$14.56	$16.48	$14.56
Diluted book value per common share	$15.51	$13.97	$15.51	$13.97
Diluted book value per common share plus accumulated distributions (2)	$16.07	$14.36	$16.07	$14.36
Distributions declared per common share (2)	$0.04	$0.04	$0.16	$0.16

FINANCIAL RATIOS
Change in diluted book value per share (3)	3.0%	6.0%	12.1%	24.5%

Loss ratio	64.5%	33.9%	62.2%	37.3%
Acquisition cost ratio	22.4%	18.2%	19.3%	18.0%
General and administrative expense ratio	18.8%	21.2%	20.1%	19.4%
Combined ratio	105.7%	73.3%	101.6%	74.7%

INVESTMENT DATA
Total assets	$2,719,202	$2,566,768	$2,719,202	$2,566,768
Total cash and investments (4)	$2,011,565	$1,950,246	$2,011,565	$1,950,246

 (1)Net operating income is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other and net foreign exchange losses (gains).

 (2)Distributions declared per common share are in the form of a non-dividend return of capital.  Prior to the Company's redomestication to Luxembourg on May 17, 2010, such distributions were in the form of dividends.

(3)Change in diluted book value per common share represents the increase (decrease) in diluted book value per common share in the period plus distributions declared.
 (4)Cash and investments represents the total cash and cash equivalents, restricted cash, fixed maturity investments, short term investments, equities, other investments, accrued interest receivable and net payable for investments purchased.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY (Unaudited)

	Three months ended					Years ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
REVENUES
Gross premiums written	$142,388	$185,649	$369,611	$400,202	$123,707	$1,097,850	$988,491
Premiums ceded	(35,533)	(26,273)	(75,769)	(76,421)	(20,830)	(213,996)	(196,022)
Net premiums written	106,855	159,376	293,842	323,781	102,877	883,854	792,469
Change in net unearned premiums	97,641	39,318	(61,763)	(106,966)	100,250	(31,770)	(34,014)
Net premiums earned	204,496	198,694	232,079	216,815	203,127	852,084	758,455
Net investment income	8,490	7,488	8,219	7,285	8,859	31,482	28,531
Net realized and unrealized gains (losses) - investments	6,464	40,165	(12,671)	9,811	13,199	43,769	39,668
Net realized and unrealized gains (losses) - other	3,072	7,677	(1,966)	5,658	(20)	14,441	11,253
Other income	6,188	1,785	6,531	11,041	9,957	25,545	21,728
Total revenues	228,710	255,809	232,192	250,610	235,122	967,321	859,635

EXPENSES
Loss and loss adjustment expenses	131,805	119,089	151,863	127,379	68,775	530,136	283,185
Acquisition costs	45,784	30,615	45,584	42,837	37,007	164,820	136,471
General and administrative expenses	33,807	46,001	38,576	35,964	37,111	154,348	131,207
Stock based compensation expense	4,651	3,337	4,146	5,211	5,883	17,345	15,931
Interest expense	2,603	2,690	2,545	2,514	2,615	10,352	12,105
Net foreign exchange (gains) losses	(541)	17,072	(7,856)	(3,956)	106	4,719	3,231
Total expenses	218,109	218,804	234,858	209,949	151,497	881,720	582,130

Income (loss) before income taxes and interest in earnings of equity investments	10,601	37,005	(2,666)	40,661	83,625	85,601	277,505
Recovery (provision) for income tax	8,309	(966)	(438)	(2,852)	(5,336)	4,053	(5,412)
Interest in earnings of equity investments	(334)	(364)	(283)	(259)	(308)	(1,240)	(1,356)
Net income (loss)	18,576	35,675	(3,387)	37,550	77,981	88,414	270,737
Less: (Income) loss attributable to noncontrolling interest	(3,526)	1,586	16,656	(6,046)	(6,476)	8,670	(28,545)
NET INCOME ATTRIBUTABLE TO FLAGSTONE	$15,050	$37,261	$13,269	$31,504	$71,505	$97,084	$242,192

Net income (loss)	$18,576	$35,675	$(3,387)	$37,550	$77,981	$88,414	$270,737
Change in currency translation adjustment	136	5,352	(1,184)	(3,697)	(10)	607	2,600
Change in defined benefit pension plan obligation	5	83	(397)	500	(23)	191	136
Comprehensive income (loss)	18,717	41,110	(4,968)	34,353	77,948	89,212	273,473
Less: Comprehensive (income) loss attributable to noncontrolling interest	(3,526)	1,586	16,656	(6,046)	(6,087)	8,670	(29,986)
COMPREHENSIVE INCOME ATTRIBUTABLE TO FLAGSTONE	$15,191	$42,696	$11,688	$28,307	$71,861	$97,882	$243,487

KEY RATIOS
Loss ratio	64.5%	59.9%	65.4%	58.8%	33.9%	62.2%	37.3%
Acquisition cost ratio	22.4%	15.4%	19.6%	19.8%	18.2%	19.3%	18.0%
General and administrative expense ratio (1)	18.8%	24.8%	18.4%	19.0%	21.2%	20.1%	19.4%
Combined ratio	105.7%	100.1%	103.4%	97.6%	73.3%	101.6%	74.7%

PER COMMON SHARE DATA
Weighted average common shares outstanding - Basic	75,050,491	77,631,156	79,479,918	82,558,971	83,071,505	78,656,688	84,279,777
Weighted average common shares outstanding - Diluted (2)	75,249,804	77,772,847	79,613,131	82,741,580	83,294,463	78,880,590	84,503,792

Net income attributable to Flagstone per common share - Basic	$0.20	$0.48	$0.17	$0.38	$0.86	$1.23	$2.87
Net income attributable to Flagstone per common share - Diluted	$0.20	$0.48	$0.17	$0.38	$0.86	$1.23	$2.87

(1) The general and administrative expense ratio is inclusive of general and administrative expenses and stock based compensation expense.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
SEGMENT REPORTING (Unaudited)

	Three months ended December 31, 2010					Three months ended December 31, 2009
	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total

Gross premiums written	$93,293	$38,891	$20,339	$(10,135)	$142,388	$81,452	$35,940	$14,214	$(7,899)	$123,707
Premiums ceded	(30,425)	(549)	(14,694)	10,135	(35,533)	(20,238)	3,263	(11,754)	7,899	(20,830)
Net premiums written	62,868	38,342	5,645	-	106,855	61,214	39,203	2,460	-	102,877
Net premiums earned	$165,318	$35,027	$4,151	$-	$204,496	$177,405	$23,635	$2,087	$-	$203,127
Other related income	557	2,590	6,521	(3,615)	6,053	81	4,862	6,153	(3,948)	7,148
Loss and loss adjustment expenses	(107,232)	(23,638)	(935)	-	(131,805)	(52,079)	(16,516)	(180)	-	(68,775)
Acquisition costs	(35,322)	(8,469)	(5,608)	3,615	(45,784)	(30,970)	(6,076)	(3,909)	3,948	(37,007)
General and administrative expenses (2)	(28,050)	(8,254)	(2,154)	-	(38,458)	(34,426)	(4,420)	(4,148)	-	(42,994)
Underwriting (loss) income	$(4,729)	$(2,744)	$1,975	$-	$(5,498)	$60,011	$1,485	$3	$-	$61,499
Loss ratio (3)	64.9%	67.5%	8.8%		64.5%	29.4%	69.9%	2.2%		33.9%
Acquisition cost ratio (3)	21.4%	24.2%	52.5%		22.4%	17.5%	25.7%	47.4%		18.2%
General and administrative expense ratio (3)	17.0%	23.6%	20.2%		18.8%	19.4%	18.7%	50.3%		21.2%
Combined ratio (3)	103.3%	115.3%	81.5%		105.7%	66.3%	114.3%	99.9%		73.3%
Total assets	$2,351,967	$273,454	$93,781		$2,719,202	$2,298,821	$177,355	$90,592		$2,566,768

	Year ended December 31, 2010					Year ended December 31, 2009
	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total

Gross premiums written	$861,388	$187,420	$90,896	$(41,854)	$1,097,850	$796,984	$145,889	$84,239	$(38,621)	$988,491
Premiums ceded	(150,820)	(24,450)	(80,580)	41,854	(213,996)	(140,850)	(18,504)	(75,289)	38,621	(196,022)
Net premiums written	710,568	162,970	10,316	-	883,854	656,134	127,385	8,950	-	792,469
Net premiums earned	$697,614	$145,246	$9,224	$-	$852,084	$689,544	$62,130	$6,781	$-	$758,455
Other related income	3,817	13,566	23,343	(15,598)	25,128	3,622	8,749	20,968	(14,187)	19,152
Loss and loss adjustment expenses	(413,005)	(115,711)	(1,420)	-	(530,136)	(241,358)	(40,847)	(980)	-	(283,185)
Acquisition costs	(127,498)	(34,818)	(18,102)	15,598	(164,820)	(121,837)	(14,608)	(14,213)	14,187	(136,471)
General and administrative expenses (2)	(136,249)	(26,144)	(9,300)	-	(171,693)	(119,555)	(15,904)	(11,679)	-	(147,138)
Underwriting income (loss)	$24,679	$(17,861)	$3,745	$-	$10,563	$210,416	$(480)	$877	$-	$210,813
Loss ratio (3)	59.2%	79.7%	4.4%		62.2%	35.0%	65.7%	3.5%		37.3%
Acquisition cost ratio (3)	18.3%	24.0%	55.6%		19.3%	17.7%	23.5%	51.2%		18.0%
General and administrative expense ratio (3)	19.5%	18.0%	28.6%		20.1%	17.3%	25.6%	42.1%		19.4%
Combined ratio (3)	97.0%	121.7%	88.6%		101.6%	70.0%	114.8%	96.8%		74.7%
Total assets	$2,351,967	$273,454	$93,781		$2,719,202	$2,298,821	$177,355	$90,592		$2,566,768

(1) Inter segment eliminations relate to Flagstone Suisse quota share arrangements with Island Heritage and Lloyd's.
(2) General and administrative expenses include stock based compensation expense.
(3) For Island Heritage segment all ratios calculated using expenses divided by net premiums earned plus other related income.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Year ended December 31,
	2010		2009
	Gross premiums written	Percentage of total	Gross premiums written(5)	Percentage of total
Line of Business
Reinsurance and Lloyd's (1)
Property catastrophe	$474,501	43.2%	$468,158	47.4%
Property	259,006	23.6%	202,378	20.5%
Short-tail specialty and casualty	273,447	24.9%	233,716	23.6%
Island Heritage
Insurance	90,896	8.3%	84,239	8.5%
Total	$1,097,850	100.0%	$988,491	100.0%

	Year ended December 31,
	2010		2009
	Gross premiums written	Percentage of total	Gross premiums written(5)	Percentage of total
Geographic area of risk insured (2)
Caribbean (3)	$105,327	9.6%	$94,483	9.6%
Europe	144,217	13.1%	123,938	12.5%
Japan and Australasia	67,995	6.2%	59,466	6.0%
North America	440,728	40.1%	391,758	39.6%
Worldwide risks (4)	252,997	23.0%	237,207	24.0%
Other	86,586	8.0%	81,639	8.3%
Total	$1,097,850	100.0%	$988,491	100.0%

(1)	Gross premiums written relating to the Lloyd’s segment are primarily included in short-tail specialty and casualty and property.
(2)	Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.
(3)	Includes gross premiums written relating to the Island Heritage segment.
(4)	Includes contracts that cover risks in two or more geographic zones.
(5)	Gross premiums written in 2009 have been reclassified to conform to current year presentation.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CONSOLIDATED BALANCE SHEETS (Unaudited)

	As at
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,473,862	$1,563,469	$1,423,573	$1,199,577	$1,228,561
Short term investments, at fair value	14,251	19,469	30,320	310,061	232,434
Other investments	120,047	108,855	98,200	56,607	46,224
Total investments	1,608,160	1,691,793	1,552,093	1,566,245	1,507,219

Cash and cash equivalents	345,705	308,962	370,588	412,441	352,185
Restricted cash	43,413	51,266	24,742	24,293	85,916
Premium balances receivable	318,455	403,861	502,476	386,831	278,956
Unearned premiums ceded	68,827	90,084	120,555	83,125	52,690
Reinsurance recoverable	28,183	27,834	22,589	22,213	19,270
Accrued interest receivable	15,599	14,007	13,723	9,475	11,223
Receivable for investments sold	1,795	26,321	19,443	41,104	5,160
Deferred acquisition costs	65,917	74,779	78,582	66,057	54,637
Funds withheld	25,934	25,806	27,709	23,934	22,168
Goodwill	16,381	16,405	16,246	16,295	16,533
Intangible assets	31,549	31,963	31,756	33,528	35,790
Assets held for sale	2,300	11,000	-	-	-
Other assets	146,984	123,392	122,296	131,878	125,021
Total assets	$2,719,202	$2,897,473	$2,902,798	$2,817,419	$2,566,768

LIABILITIES
Loss and loss adjustment expense reserves	$721,314	$683,278	$602,451	$540,528	$480,660
Unearned premiums	378,804	497,011	557,207	466,022	330,416
Insurance and reinsurance balances payable	82,134	78,430	101,523	72,883	62,864
Payable for investments purchased	3,106	17,205	17,915	68,520	11,457
Long term debt	251,122	251,472	249,647	251,309	252,402
Other liabilities	86,127	87,688	69,959	49,710	63,155
Total liabilities	1,522,607	1,615,084	1,598,702	1,448,972	1,200,954

EQUITY
Common voting shares	845	850	850	850	850
Common shares held in treasury, at cost	(178,718)	(92,177)	(77,351)	(53,351)	(19,750)
Additional paid-in capital	904,235	922,200	922,320	918,009	912,547
Accumulated other comprehensive loss	(6,178)	(6,319)	(11,754)	(10,173)	(6,976)
Retained earnings	414,549	399,499	362,238	352,266	324,347
Total Flagstone shareholders' equity	1,134,733	1,224,053	1,196,303	1,207,601	1,211,018
Noncontrolling interest in subsidiaries (1)	61,862	58,336	107,793	160,846	154,796
Total equity	1,196,595	1,282,389	1,304,096	1,368,447	1,365,814
Total liabilities and equity	$2,719,202	$2,897,473	$2,902,798	$2,817,419	$2,566,768

Basic book value per common share	$16.48	$15.93	$15.28	$15.04	$14.56
Diluted book value per common share	$15.51	$15.10	$14.47	$14.25	$13.97
Debt to total capitalization (2)	18.1%	17.0%	17.3%	17.2%	17.2%

(1) Noncontrolling interest in subsidiaries includes Mont Fort Re (see Pages 14 and 15 for additional information), Island Heritage, and IAL King Air Limited (with effect from October 1, 2009).
(2) Comprises long term debt divided by the sum of long term debt plus Flagstone shareholders' equity.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
INVESTMENT PORTFOLIO COMPOSITION (Unaudited)

	As at
TYPE OF INVESTMENT	December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010		December 30, 2009
U.S. government and agency securities	$271,836	16.9%	$272,798	16.1%	$265,010	17.1%	$427,731	27.3%	$431,715	28.6%
Corporates	602,544	37.5%	614,299	36.3%	580,712	37.4%	469,900	30.0%	519,242	34.5%
U.S. states and political subdivisions	92	0.0%	1,605	0.1%	1,617	0.1%	2,206	0.1%	1,903	0.1%
Other foreign governments	285,925	17.8%	288,502	17.1%	255,975	16.5%	58,296	3.7%	114,427	7.6%
Mortgage-backed securities	222,857	13.9%	238,701	14.1%	161,830	10.4%	179,296	11.5%	112,067	7.4%
Asset-backed securities	90,608	5.6%	147,564	8.7%	158,429	10.2%	62,148	4.0%	49,207	3.3%
Total fixed maturities	1,473,862	91.7%	1,563,469	92.4%	1,423,573	91.7%	1,199,577	76.6%	1,228,561	81.5%
Short term investments	14,251	0.9%	19,469	1.2%	30,320	2.0%	310,061	19.8%	232,434	15.4%
Total	1,488,113	92.6%	1,582,938	93.6%	1,453,893	93.7%	1,509,638	96.4%	1,460,995	96.9%
Other investments	120,047	7.4%	108,855	6.4%	98,200	6.3%	56,607	3.6%	46,224	3.1%
Total	$1,608,160	100.0%	$1,691,793	100.0%	$1,552,093	100.0%	$1,566,245	100.0%	$1,507,219	100.0%

CREDIT QUALITY OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
AAA	$903,230	60.7%	$991,396	62.6%	$912,586	62.7%	$1,171,384	77.6%	$1,043,223	71.4%
AA	193,302	13.0%	208,192	13.2%	182,548	12.6%	91,165	6.0%	111,300	7.6%
A	262,086	17.6%	270,537	17.1%	245,897	16.9%	168,916	11.2%	214,214	14.7%
BBB	129,495	8.7%	112,813	7.1%	112,862	7.8%	78,173	5.2%	91,723	6.3%
Below investment grade	-	0.0%	-	0.0%	-	0.0%	-	0.0%	535	0.0%
Total	$1,488,113	100.0%	$1,582,938	100.0%	$1,453,893	100.0%	$1,509,638	100.0%	$1,460,995	100.0%

MATURITY PROFILE OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
Within one year	$39,909	2.7%	$46,198	2.9%	$60,357	4.2%	$424,133	28.0%	$312,253	21.4%
From one to five years	836,825	56.2%	865,384	54.7%	800,159	55.0%	581,532	38.5%	588,707	40.3%
From five to ten years	202,136	13.6%	185,685	11.7%	187,742	12.9%	222,979	14.8%	324,095	22.2%
Above ten years	95,778	6.4%	99,406	6.3%	84,420	5.8%	38,575	2.6%	72,753	5.0%
Asset-backed and mortgage-backed securities	313,465	21.1%	386,265	24.4%	321,215	22.1%	242,419	16.1%	163,187	11.1%
Total	$1,488,113	100.0%	$1,582,938	100.0%	$1,453,893	100.0%	$1,509,638	100.0%	$1,460,995	100.0%

Average credit quality	AA+		AA+		AA+		AA+		AA+

OTHER INVESTMENTS
Investment funds	$39,993		$28,471		$22,818		$5,734		$5,486
Catastrophe bonds	76,691		76,798		71,422		46,600		36,128
Equity securities	283		172		182		212		290
Other investments	3,080		3,414		3,778		4,061		4,320
Total	$120,047		$108,855		$98,200		$56,607		$46,224

FLAGSTONE REINSURANCE HOLDINGS, S.A.
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended December 31, 2010			Three months ended September 30, 2010			Three months ended June 30, 2010
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$683,278	$(27,834)	$655,444	$602,451	$(22,589)	$579,862	$540,528	$(22,213)	$518,315

Incurred	135,129	(3,325)	131,804	124,636	(5,547)	119,089	154,838	(2,975)	151,863

Other (1)	6,345	393	6,738	22,586	(3,068)	19,518	(10,511)	1,018	(9,493)

Paid	(103,438)	2,583	(100,855)	(66,395)	3,370	(63,025)	(82,404)	1,581	(80,823)

End of period	$721,314	$(28,183)	$693,131	$683,278	$(27,834)	$655,444	$602,451	$(22,589)	$579,862

Paid to incurred percentage	76.5%	77.7%	76.5%	53.3%	60.8%	52.9%	53.2%	53.1%	53.2%

	Three months ended March 31, 2010			Three months ended December 31, 2009
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$480,660	$(19,270)	$461,390	$471,954	$(15,996)	$455,958

Incurred	134,801	(7,422)	127,379	74,261	(5,486)	68,775

Other (1)	(5,041)	2,101	(2,940)	316	4,826	5,142

Paid	(69,892)	2,378	(67,514)	(65,871)	(2,614)	(68,485)

End of period	$540,528	$(22,213)	$518,315	$480,660	$(19,270)	$461,390

Paid to incurred percentage	51.8%	32.0%	53.0%	88.7%	(47.6)%	99.6%

(1) This amount primarily represents the movement in reserves as a result of foreign exchange movements

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CAPITALIZATION (Unaudited)

	As at
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

Long term debt	$251,122	$251,472	$249,647	$251,309	$252,402
Flagstone shareholders’ equity	1,134,733	1,224,053	1,196,303	1,207,601	1,211,018
Total capitalization	$1,385,855	$1,475,525	$1,445,950	$1,458,910	$1,463,420

Leverage ratio:
Debt to total capitalization	18.1%	17.0%	17.3%	17.2%	17.2%

		December 31, 2010		December 31, 2009
		Debt or Facility Principal	Outstanding	Debt or Facility Principal	Outstanding
Debt and financing arrangements
Junior Subordinated Deferrable Interest Notes (a)		$25,000	$25,000	$25,000	$25,000
Junior Subordinated Deferrable Interest Notes (b)		$100,000	$88,750	$100,000	$88,750
Deferrable Interest Debentures (c)		$120,000	$120,000	$120,000	$120,000
Deferrable Interest Debentures (d)		€13,000	€13,000	€13,000	€13,000
Letter of credit facility (e)		$550,000	$441,265	$450,000	$411,959
Letter of credit facility (f)		$200,000	$32,306	$200,000	$32,306
Letter of credit facility (g)		$-	$-	$50,000	$-

Notes:
(a) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly.  The notes mature on September 15, 2037, and may be called at par by the Issuer at any time after September 15, 2012.

(b) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly.  The notes mature on July 30, 2037, and may be called at par by the Issuer at any time after July 30, 2012.

(c) The Deferrable Interest Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036, and may be called at par by the Issuer at any time after September 15, 2011.

(d) The Deferrable Interest Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(e) On December 21, 2010, Flagstone Suisse and Flagstone Capital Management Luxembourg SICAF – FIS entered into a secured $550.0 million standby letter of credit facility with Citibank Europe Plc.  The drawn amount of the facility at December 31, 2010, was secured by $508.7 million of fixed maturity securities from the Company's investment portfolio. This replaces a $450 million facility with Citibank previously in place with Flagstone Suisse.

(f) On March 5, 2009, Flagstone Suisse entered into a secured $200.0 million secured committed letter of credit facility with Barclays Bank Plc.  The drawn amount of the facility at December 31, 2010, was secured by $35.9 million of fixed maturity securities from the Company's investment portfolio.

(g) On June 5, 2009, Flagstone Suisse entered into a secured $50.0 million standby letter of credit facility with BNP Paribas.  The BNP Facility had an initial term of one year and the Company decided to let the facility expire as per the terms of the agreement effective June 4, 2010.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP (Unaudited)

	Three months ended December 31,		Years ended December 31,
	2010	2009	2010	2009

Net income attributable to Flagstone	$15,050	$71,505	$97,084	$242,192

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding - Basic (1)	75,050,491	83,071,505	78,656,688	84,279,777

Dilutive share equivalents:
Weighted average unvested restricted share units (2)	199,313	222,958	223,902	224,015
Weighted average common shares outstanding - Diluted	75,249,804	83,294,463	78,880,590	84,503,792

EARNINGS PER COMMON SHARE
Basic	$0.20	$0.86	$1.23	$2.87
Diluted	$0.20	$0.86	$1.23	$2.87

(1) Includes weighted average vested restricted share units.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at
	December 31, 2010	September 30, 2010	June 30, 2010	March 31,2010	December 31, 2009
DILUTIVE COMMON SHARES AS IF OUTSTANDING
Flagstone shareholders’ equity	$1,134,733	$1,224,053	$1,196,303	$1,207,601	$1,211,018
Cumulative distributions paid per outstanding common share (1)	0.56	0.52	0.48	0.44	0.40
Common shares outstanding	68,585,588	76,588,153	78,009,113	80,001,073	82,985,219
add in:
vested restricted share units	262,013	262,013	262,013	270,053	205,157
Total common shares and common share equivalents outstanding	68,847,601	76,850,166	78,271,126	80,271,126	83,190,376

Basic book value per common share	$16.48	$15.93	$15.28	$15.04	$14.56

Basic book value per common share plus accumulated distributions (1) (2)	$17.04	$16.45	$15.76	$15.48	$14.96

Diluted book value on an "as if converted basis"
Flagstone shareholders' equity	$1,134,733	$1,224,053	$1,196,303	$1,207,601	$1,211,018
add in:
proceeds on exercise of warrant (3)	-	-	-	-	-
Adjusted Flagstone shareholders' equity	$1,134,733	$1,224,053	$1,196,303	$1,207,601	$1,211,018

Cumulative distributions paid per outstanding common share (1)	$0.56	$0.52	$0.48	$0.44	$0.40

As if converted diluted shares outstanding
Common shares and share equivalents outstanding	68,847,601	76,850,166	78,271,126	80,271,126	83,190,376
add in:
vesting of performance share units	3,998,558	3,945,058	4,095,175	4,130,213	3,305,713
vesting of restricted share units	315,200	293,925	303,910	319,960	168,000
Diluted common shares outstanding	73,161,359	81,089,149	82,670,211	84,721,299	86,664,089

Diluted book value per common share	$15.51	$15.10	$14.47	$14.25	$13.97

Diluted book value per common share plus accumulated distributions (1) (2)	$16.07	$15.62	$14.95	$14.67	$14.36

Change in diluted book value per common share: Quarter	2.7%	4.3%	1.5%	2.0%	5.9%
Change in diluted book value per common share adjusted for distributions: Quarter (1) (4)	3.0%	4.4%	1.9%	2.2%	6.0%
Change in diluted book value per common share adjusted for distributions: Rolling 12 months (1) (4)	12.1%	15.3%	17.5%	23.6%	24.5%
Annualized change in diluted book value per common share adjusted for distributions since inception	10.3%	10.2%	9.7%	9.8%	9.9%

(1) Distributions paid per common share are in the form of a non-dividend return of capital.  Prior to the Company's redomestication to Luxembourg on May 17, 2010, such distributions were in the form of dividends.

(2) Basic and diluted book value per common share plus accumulated distributions is calculated by dividing the sum of Flagstone shareholders' equity and cumulative distributions declared by diluted common shares outstanding.

(3) Diluted book value per common share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
(4) Change in diluted book value per common share adjusted for distributions is the internal rate of return of the increase in diluted book value per common share in the period plus distributions declared.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
SUMMARY CONSOLIDATED BALANCE SHEET - MONT FORT (Unaudited)

	As at December 31, 2010
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,440,108	$33,754	$-	$1,473,862
Short term investments, at fair value	11,752	2,499	-	14,251
Other investments	121,596	-	(1,549)	120,047
Total investments	1,573,456	36,253	(1,549)	1,608,160

Cash and cash equivalents	319,541	26,164	-	345,705
Restricted cash	43,413	-	-	43,413
Premium balances receivable	325,952	6,754	(14,251)	318,455
Unearned premiums ceded	68,223	604	-	68,827
Reinsurance recoverable	28,183	-	-	28,183
Accrued interest receivable	15,365	234	-	15,599
Receivable for investments sold	1,457	338	-	1,795
Deferred acquisition costs	65,895	22	-	65,917
Funds withheld	25,934	-	-	25,934
Goodwill, intangibles and other assets	194,896	18	-	194,914
Asset held for sale	2,300	-	-	2,300
Due from related parties	103	(103)	-	-
Total assets	$2,664,718	$70,284	$(15,800)	$2,719,202

LIABILITIES
Loss and loss adjustment expense reserves	$721,314	$-	$-	$721,314
Unearned premiums	377,990	814	-	378,804
Insurance and reinsurance balance payable	74,975	21,380	(14,221)	82,134
Payable for investments purchased	2,633	473	-	3,106
Long term debt	251,122	-	-	251,122
Other liabilities	86,098	29	-	86,127
Total liabilities	1,514,132	22,696	(14,221)	1,522,607

EQUITY
Common voting shares	845	1,400	(1,400)	845
Common shares held in treasury	(178,718)	-	-	(178,718)
Additional paid-in capital	904,235	28,100	(28,100)	904,235
Accumulated other comprehensive loss	(6,178)	-	-	(6,178)
Retained earnings	414,472	18,088	(18,011)	414,549
Total Flagstone shareholders' equity	1,134,656	47,588	(47,511)	1,134,733
Noncontrolling interest in subsidiaries	15,930	-	45,932	61,862
Total equity	1,150,586	47,588	(1,579)	1,196,595
Total liabilities and equity	$2,664,718	$70,284	$(15,800)	$2,719,202

FLAGSTONE REINSURANCE HOLDINGS, S.A.
SUMMARY CONSOLIDATED INCOME STATEMENTS - MONT FORT (Unaudited)

	Three months ended December 31, 2010				Year ended December 31, 2010
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated
REVENUES
Gross premiums written	$142,388	$60	$(60)	$142,388	$1,095,912	$17,313	$(15,375)	$1,097,850
Premiums ceded	(35,593)	-	60	(35,533)	(226,654)	(2,660)	15,318	(213,996)
Net premiums written	106,795	60	-	106,855	869,258	14,653	(57)	883,854
Change in net unearned premiums	94,516	3,125	-	97,641	(33,631)	1,834	27	(31,770)
Net premiums earned	201,311	3,185	-	204,496	835,627	16,487	(30)	852,084
Net investment income	8,314	176	-	8,490	30,561	921	-	31,482
Net realized and unrealized gains (losses) - investments	6,960	(496)	-	6,464	42,309	1,460	-	43,769
Net realized and unrealized gains - other	3,072	-	-	3,072	13,532	909	-	14,441
Other income (loss)	6,360	(13)	(159)	6,188	26,106	346	(907)	25,545
Total revenues	226,017	2,852	(159)	228,710	948,135	20,123	(937)	967,321

EXPENSES
Loss and loss adjustment expenses	131,994	(188)	(1)	131,805	501,822	28,315	(1)	530,136
Acquisition costs	45,572	374	(162)	45,784	163,550	2,182	(912)	164,820
General and administrative expenses	38,453	5	-	38,458	171,615	78	-	171,693
Interest expense	2,603	-	-	2,603	10,352	-	-	10,352
Net foreign exchange (gains) losses	(487)	(54)	-	(541)	4,789	(76)	6	4,719
Total expenses	218,135	137	(163)	218,109	852,128	30,499	(907)	881,720

Income (loss) before income taxes and interest in earnings of equity investments	7,882	2,715	4	10,601	96,007	(10,376)	(30)	85,601
Recovery of income tax	8,309	-	-	8,309	4,053	-	-	4,053
Interest in earnings of equity investments	(334)	-	-	(334)	(1,240)	-	-	(1,240)
Net income (loss)	15,857	2,715	4	18,576	98,820	(10,376)	(30)	88,414
Less: (Income) loss attributable to noncontrolling interest	(860)	-	(2,666)	(3,526)	(1,814)	-	10,484	8,670
NET INCOME (LOSS) ATTRIBUTABLE TO FLAGSTONE	$14,997	$2,715	$(2,662)	$15,050	$97,006	$(10,376)	$10,454	$97,084

Net income (loss)	$15,857	$2,715	$4	$18,576	$98,820	$(10,376)	$(30)	$88,414
Change in currency translation adjustment	136	-	-	136	607	-	-	607
Change in defined benefit pension plan obligation	5	-	-	5	191	-	-	191
Comprehensive income (loss)	15,998	2,715	4	18,717	99,618	(10,376)	(30)	89,212
Less: Comprehensive (income) loss attributable to noncontrolling interest	(860)	-	(2,666)	(3,526)	(1,814)	-	10,484	8,670
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO FLAGSTONE	$15,138	$2,715	$(2,662)	$15,191	$97,804	$(10,376)	$10,454	$97,882

KEY RATIOS
Loss ratio	65.6%			64.5%	60.1%			62.2%
Acquisition cost ratio	22.6%			22.4%	19.6%			19.3%
General and administrative expense ratio	19.1%			18.8%	20.5%			20.1%
Combined ratio	107.3%			105.7%	100.2%			101.6%

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NON-GAAP FINANCIAL MEASURE RECONCILIATION
NET OPERATING INCOME (Unaudited)

	Three months ended December 31,		Year ended December 31,
	2010	2009	2010	2009

Net income attributable to Flagstone	$15,050	$71,505	$97,084	$242,192

ADJUSTMENTS FOR:
Net realized and unrealized gains - investments	(6,464)	(13,199)	(43,769)	(39,668)
Net realized and unrealized (gains) losses - other	(3,072)	20	(14,441)	(11,253)
Net foreign exchange (gains) losses	(541)	106	4,719	3,231

NET OPERATING INCOME	$4,973	$58,432	$43,593	$194,502

AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	$1,179,393	$1,174,316	$1,172,876	$1,098,516

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	1.7%	19.9%	3.7%	17.7%